UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 5, 2005

                                   NELX, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)



                       ----------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

                                     Kansas
                                    --------
                 (State or other jurisdiction of incorporation)



        000-21210                                            84-0922335
---------------------------                             -------------------
(Commission File Number)                                  (I.R.S. Employer
                                                          Identification No.)

               300 Summers Street, Suite 970, Charleston, WV 25301
 -------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (304) 343-8171


Total number of pages in this document:      42
                                        ---------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR240.13e-4(c))

                                TABLE OF CONTENTS


SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS..............................1

SECTION 2. FINANCIAL INFORMATION.............................................1

SECTION 3.  SECURITIES AND TRADING MARKETS...................................2

SECTION 4.  MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS..........3

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT...............................3

SECTION 6. RESERVED..........................................................4

SECTION 7. REGULATION FD ....................................................4

SECTION 8. OTHER EVENTS......................................................4

SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS................................4

SIGNATURES...................................................................4

                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Not applicable.


ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

Not Applicable.


ITEM 1.03 BANKRUPTCY OR RECEIVERSHIP.

Not Applicable.


                        SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

Not Applicable.


ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Not Applicable.


ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

Not Applicable.


ITEM 2.04 TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

Not Applicable.


ITEM 2.05 COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

Not Applicable.


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


ITEM 2.06 MATERIAL IMPAIRMENTS.

Not Applicable.


                   SECTION 3 - SECURITIES AND TRADING MARKETS


ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

Not Applicable.


ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

         As previously reported, on July 31, 2005, NELX, Inc. (NELX) entered into a definitive purchase agreement with the owner of an insurance company with active licenses in each of West Virginia, Ohio and Indiana. Under the purchase agreement, The Celina Mutual Insurance Company (Celina) has agreed to sell the stock of West Virginia Fire and Casualty Company (WVFCC) to NELX, Inc. for a purchase price of approximately $3 million consisting of the fair market value of the securities held by WVFCC plus $150,000. The closing of the transaction is conditioned on each of (i) Celina's withdrawing sufficient assets and removing liabilities from WVFCC to reduce WVFCC's net worth to approximately $2.85 million, (ii) a financing contingency, and (iii) necessary approvals of the West Virginia Department of Insurance and the Insurance Departments of each of Ohio and Indiana. The aforementioned purchase agreement is attached hereto as Exhibit
2.1 and is incorporated herein by reference.

         Commitments for financing received on September 30, 2005, have brought the total commitments to $3,000,000 and have enabled NELX to eliminate the financing contingency to which its acquisition of WVFCC is subject. Under the terms of the financing, subscribers for NELX securities have deposited 10% of the purchase price of the securities in an escrow account; NELX will seek authorization from its shareholders for the issuance of preferred stock; and, when authorization is obtained and subject to necessary regulatory approvals and receipt of the balance of the subscription proceeds, NELX will issue preferred stock, together with warrants for the purchase of common stock. Securities expected to be issued by NELX in the financing include Series A Preferred Stock with Warrants to acquire Common Stock and Series B Preferred Stock with Warrants to acquire Common Stock. Due to the shareholder approval requirement described above, neither the Series A Preferred Stock nor the Series B Preferred Stock has yet been designated by the Board of Directors of NELX. Warrants to purchase approximately 13,000,000 shares of Common Stock (the exact number subject to regulatory approval) are expected to be issued with respect to the committed financing, with an exercise price of $.001 per share of Common Stock. The form of subscription agreement with respect to the financing is attached hereto as
Exhibit 10.1 and is incorporated herein by reference.

         The issuance of the aforementioned securities shall be exempt from the registration provisions of the Securities Act of 1933, as amended (the "Securities Act"), by reason of the provision of Section 4(2) of the Securities Act, as transactions not involving any public offering, in reliance upon, among other things, the representations made by the investors, including representations regarding their status as accredited investors (as such term is defined under Rule 501 promulgated under the Securities Act), and their acquisition of the securities for investment and not with a current view to distribution thereof. The securities, when issued, shall contain a legend to the effect that such securities are not registered under the Securities Act and may not be transferred except pursuant to a registration which has become effective under the Securities Act or pursuant to an exemption from such registration. The issuance of such securities is not expected to be underwritten.

         In  addition,   outstanding   indebtedness  of  NELX  in  the  form  of
convertible notes totaling approximately $3,000,000 will have the right to convert on the most favorable terms offered in the financing described above. Additional financing is being sought and is expected to be obtained by NELX prior to the acquisition.


ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

Not Applicable.


      SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS.

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Not Applicable.


ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

Not Applicable.


                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

Not Applicable.


ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL  OFFICERS:  ELECTION OF DIRECTORS:
APPOINTMENT OF PRINCIPAL OFFICERS.

Not Applicable.


ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Not Applicable.


ITEM 5.04 TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT PLANS.


Not Applicable.

ITEM 5.05 AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.


Not Applicable.

                             SECTION 6 - [RESERVED]



                            SECTION 7 - REGULATION FD


ITEM 7.01 REGULATION FD DISCLOSURE.


Not Applicable.


                            SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

Not Applicable.



                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.


          a)   Financial Statements - Not Applicable

          b)   Pro Forma Financial Statements - Not Applicable

          c)   Shell Company Transactions - Not Applicable

          d)   Exhibits - 2.1 Stock Purchase Agreement dated as of July 31, 2005 between NELX, Inc. and The Celina Mutual Insurance Company

                         10.1 Form of Subscription Agreement for securities of
                              NELX, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                   NELX, INC.
                        --------------------------------
                                  (Registrant)

                            Dated: October 5, 2005


                               /s/John M. Jacobs
                        ---------------------------------
                           John M. Jacobs, President





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